                                                                  EXHIBIT 10.28

                               HOLDINGS GUARANTY
                               -----------------

     GUARANTY, dated as of July 23, 1999, by PETRO STOPPING CENTERS HOLDINGS, L.P., a Delaware limited partnership (the "Guarantor") in favor of (a) BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other banking institutions (hereinafter, collectively, the "Banks") which are or may become parties to a Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 23, 1999 (as amended and in effect from time to time, the "Credit Agreement"), among PETRO STOPPING CENTERS, L.P., a Delaware limited partnership (the "Company"), the Agent, UNION BANK OF CALIFORNIA, N.A., as Co-Agent, FIRST UNION NATIONAL BANK, as Documentation Agent, and the Banks, and (b) the Banks.

     WHEREAS, the Company and the Guarantor are members of a group of related entities, the success of either one of which is dependent in part on the success of the other members of such group;

     WHEREAS, the Guarantor expects to receive substantial direct and indirect benefits from the extensions of credit to the Company by the Banks pursuant to the Credit Agreement (which benefits are hereby acknowledged);

     WHEREAS, it is a condition precedent to the Banks' making any loans or otherwise extending credit to the Company under the Credit Agreement that the Guarantor execute and deliver to the Agent, for the benefit of the Banks and the Agent, a guaranty substantially in the form hereof; and

     WHEREAS, the Guarantor wishes to guaranty the Company's obligations to the Banks and the Agent under or in respect of the Credit Agreement as provided herein;

     NOW, THEREFORE, the Guarantor hereby agrees with the Banks and the Agent as follows:

     1.   Definitions. The term "Obligations" and all other capitalized terms
          -----------
used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

     2.   Guaranty of Payment and Performance. The Guarantor hereby guarantees
          -----------------------------------
to the Banks and the Agent the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to (S)362(a) of the Federal Bankruptcy Code and the operation of (S)(S)502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent or any Bank first attempt to collect any of the

Obligations from the Company or resort to any collateral security or other means of obtaining payment. Should the Company default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder with respect to such Obligations in default shall, upon demand by the Agent, become immediately due and payable to the Agent, for the benefit of the Banks and the Agent, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Agent on any number of occasions. All payments by the Guarantor hereunder shall be made to the Agent, in the manner and at the place of payment specified therefor in the Credit Agreement, for the account of the Banks and the Agent.

     3.   Guarantor's Agreement to Pay Enforcement Costs, etc. The Guarantor
          ----------------------------------------------------
further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent, on demand, all reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and costs) incurred or expended by the Agent or any Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this
(S)3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Credit Agreement, provided that if such interest exceeds the maximum amount
                  --------
permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

It is the intention of the parties hereto that each Bank shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Bank under laws applicable to it (including the laws of the United States of America or any other jurisdictions whose laws may be mandatorily applicable to such Bank), then, in that event, notwithstanding anything to the contrary in the Loan Documents, the Credit Agreement or any other agreements entered into in connection with or as security for the Obligations, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Bank that is contracted for, taken, reserved, charged or received by such Bank under the Loan Documents, the Credit Agreement or any other agreements entered into in connection with or as security for the Obligations or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be cancelled automatically and if theretofore paid shall be credited by such Bank on the principal amount of the indebtedness (or, to the extent that the principal amount of the indebtedness shall have been or would thereby be paid in full, refunded by such Bank to the Company); and (b) in the event that the maturity of the Loans is accelerated by reason of an election of the holder thereof resulting from any Event of Default under the Credit Agreement, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Bank may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in the Credit Agreement or otherwise shall be cancelled automatically by such Bank as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Bank on the principal amount of the indebtedness (or, to the extent that the principal amount of the indebtedness shall have been or would thereby be paid in full, refunded by such Bank to the Company). All sums paid or agreed to be paid to any Bank for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Bank, be amortized, prorated, allocated and spread throughout the term of the Loan evidenced by the Credit Agreement until payment in full so that the rate or amount of interest on account of any Loans does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (a) the amount of interest payable to any Bank on any date shall be computed at the highest lawful rate applicable to such Bank pursuant to this paragraph and (b) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Bank would be less that the amount of interest payable to such Bank computed at the highest lawful rate applicable to such Bank, then the amount of interest payable to such Bank computed at the highest lawful rate applicable to such Bank, then the amount of interest payable to such Bank in respect of such subsequent interest computation period shall continue to be computed at the highest lawful rate applicable to such Bank until the total amount of interest payable to such Bank shall equal the total amount of interest which would have been payable to such Bank if the total amount of interest had been computed without giving effect to this paragraph.

     To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to any Bank for the purpose of determining the highest lawful rate, each such Bank hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect.

     4.  Waivers by Guarantor; Bank's Freedom to Act. To the fullest extent
         -------------------------------------------
permitted under applicable laws, the Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Bank with respect thereto. The Guarantor waives promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Company or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of the Agent or any Bank to assert any claim or demand or to enforce any right or remedy against the Company or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (b) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (c) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Credit Agreement, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (d) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (e) the adequacy of any rights which the Agent or any Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations; (f) the impairment of any collateral securing any of the Obligations (other than due to the negligence of the Agent in failing to make any filings required to be made by the Agent), including without limitation the failure to perfect or preserve any rights which the Agent or any Bank might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (g) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor. To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of (i) any "one action" or "anti-deficiency" law which would otherwise prevent the Agent or any Bank from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantor before or after the Agent's or such Bank's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (ii) any other law which in any other way would otherwise require any election of remedies by the Agent or any Bank.

     5.  Unenforceability of Obligations Against Company. If for any reason the
         -----------------------------------------------
Company has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Company by reason of the Company's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Company, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

     6.  Subrogation; Subordination.
         --------------------------

            6.1  Waiver of Rights Against Company. Until the final payment and
                 ---------------------------------
     performance in full of all of the Obligations, to the fullest extent permitted under applicable law, the Guarantor shall not exercise and hereby waives any rights against the Company arising as a result of payment by the Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Agent or any Bank in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; the Guarantor will not claim any setoff, recoupment or counterclaim against the Company in respect of any liability of the Guarantor to the Company; and the Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Agent or any Bank.

            6.2  Subordination. The payment of any amounts due with respect to
                 -------------
     any indebtedness of the Company for money borrowed or credit received now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of all of the Obligations. The Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Company to the Guarantor until all of the Obligations shall have been paid in full. If, after the occurrence of any default in the payment or performance of any of the Obligations, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Banks and the Agent and be paid over to the Agent, for the benefit of the Banks and the Agent, on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

            6.3  Provisions Supplemental. The provisions of this (S)6 shall be
                 -----------------------
     supplemental to and not in derogation of any rights and remedies of the Banks and the Agent under any separate subordination agreement which the Agent may at any time and from time to time enter into with the Guarantor for the benefit of the Banks and the Agent.

     7.  Representations and Warranties. The Guarantor represents and warrants
         ------------------------------
to the Banks and the Agent as follows:

            7.1. Existence; Good Standing. (a) The Guarantor (i) is a limited
                 ------------------------
     partnership duly organized, validly existing and in good standing under the laws of its state of organization, (ii) has all requisite partnership power to own its property and conduct its business as now conducted and presently contemplated and (iii) is duly authorized to do business in each jurisdiction where such qualification is necessary except where failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Guarantor, the Company and the Subsidiaries of the Company, considered as a whole;

          (b) Each of the general partners of the Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, including, without limitation, with respect to the general partners of the Guarantor, to act as general partner of the Guarantor, as the case may be, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Guarantor, the Company and the Subsidiaries of the Company, considered as a whole.

          7.2. Authorization. The execution, delivery and performance of this
               -------------
     Guranty and the other Loan Documents to which the Guarantor is or is to become a party and the transactions contemplated hereby and thereby by the Guarantor (a) are within the partnership authority of the Guarantor, (b) have been duly authorized by all necessary partnership proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Guarantor and (d) do not conflict with any provision of the partnership certificate, the partnership agreement or any agreement or other instrument binding upon the Guarantor.

          7.3. Enforceability. The execution and delivery of this Guaranty and
               --------------
     the other Loan Documents to which the Guarantor is or is to become a party will result in valid and legally binding obligations of the Guarantor enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and by general principles of equity.

          7.4. Governmental Approvals. The execution, delivery and performance
               ----------------------
     by the Guarantor of this Guaranty and the other Loan Documents to which the Guarantor is or is to become a party and the transactions contemplated hereby and thereby by such party do not require the approval or consent of, or filing (except as set forth in Schedule 8.18 to the Credit Agreement) with, any governmental agency or authority other than those already obtained, other than any consent to this Guaranty required to be given by the other partners under the Operating Partnership Agreement, which consents, if any, have been duly received, and other than any approval, consent or filing which would not reasonably be expected to have a material adverse effect on the financial condition, properties or business of the Guarantor, the Company and the Subsidiaries of the Company, considered as a whole or the rights and obligations arising under the transactions contemplated in the Loan Documents, or, in the case of any filing, approval or consent which may need to be obtained in connection with (a) maintaining the perfected security interest of the Agent under the Loan Documents, (b) any partnership filings necessary in the ordinary course of business (including, without limitation, necessary filings to maintain good standing and legal existence of such Person and any necessary securities law filings), and (c) the maintenance of any existing or after acquired licenses or permits, will be obtained as required by such governmental agency or authority.

          7.5.  Litigation. There are no actions, suits, proceedings or
                ----------
     investigations of any kind pending or, to its knowledge, threatened against the Guarantor before any court, tribunal or administrative agency or board as to which there is any reasonable possibility of an adverse determination which would reasonably be expected to have, either in any case or in the aggregate, a material adverse effect on the properties, assets, financial condition or business of the Guarantor, the Company and the Subsidiaries of the Company, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Company and its Subsidiaries, or which question the validity of this Guaranty or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

          7.6. Compliance with Other Instruments, Laws, etc. The Guarantor is
               --------------------------------------------
     not in violation of any provision of its charter documents, bylaws, partnership certificate, partnership agreement or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Guarantor, the Company and the Subsidiaries of the Company, considered as a whole. The Guarantor is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Guarantor, the Company and the Subsidiaries of the Company, considered as a whole.

          7.7. Holding Company and Investment Company Acts. The Guarantor is not
               --------------------------------------------
     a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940. The Guarantor has not engaged in any transaction with any "affiliated company" or "principal underwriter" of an "investment company" in violation of the Investment Company Act of 1940.

          7.8.  Chief Executive Offices. The Guarantor's chief executive office
                -----------------------
     is at 6080 Surety Drive, El Paso, Texas 79905, at which location its books and records are kept.

          7.9.  No Amendments to Certain Documents. Since the Closing Date the
                ----------------------------------
     Guarantor has not amended the Operating Partnership Agreement, the Holdings Partnership Agreement, the Consent Documents, the Chartwell Purchase Agreement or the Kirschner Purchase Agreement in any material respect. Each of the representations and warranties made by the Guarantor in any of the Loan Documents, the Discount Notes Indenture, the Discount Notes, the Operating Partnership Agreement, the Holdings Partnership Agreement, the Consent Documents, the Chartwell Purchase Agreement or the Kirschner Purchase Agreement was true and correct in all material respects when made and remains true and correct in all material respects on the Closing Date, except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date falling prior to the Closing Date, and except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted by the Loan Documents and the Recapitalization.

          7.10. Disclosure. None of the Recapitalization Documents nor any
                ----------
     representation or warranty made by the Guarantor in this Guaranty, the Recapitalization Documents or in any agreement, instrument, document, certificate, written statement or letter furnished to the Agent or the Banks, by or on behalf of the Guarantor in connection with any of the transactions contemplated by any of the Loan Documents or the Recapitalization Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein taken as a whole not misleading as of the time when made or deemed to be made in light of the circumstances in which they are made.

     8.   Affirmative Covenants. The Guarantor covenants and agrees that, so
          ---------------------
long as any Loan, Unpaid Reimbursement Obligation or Letter of Credit is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

          8.1.  Maintenance of Office. The Guarantor will maintain its chief
                ---------------------
     executive office in El Paso, Texas or at such other place in the United States of America as the Guarantor shall designate upon written notice to the Agent, where notices, presentations and demands to or upon the Guarantor in respect of the Loan Documents to which the Guarantor is a party may be given or made.

          8.2.  Records and Accounts. The Guarantor will (a) keep true and
                --------------------
     accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves, to the extent required by generally accepted accounting principles, for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties, contingencies, and other reserves.

          8.3.  Notices. The Guarantor will give notice to the Agent and each of
                -------
     the Banks in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings against the Guarantor or to which the Guarantor is or becomes a party involving a claim against the Guarantor as to which there is a reasonable probability of an adverse determination and which if adversely determined would reasonably be expected to have a materially adverse effect on the Guarantor, the Company and the Subsidiaries of the Company, considered as a whole, and stating the nature and status of such litigation or proceedings. The Guarantor will give notice to the Agent and each of the Banks, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment, final or otherwise, against the Guarantor in an amount which exceeds applicable insurance coverage by more than $500,000.

          8.4.  Existence; Maintenance of Properties. The Guarantor will do or
                ------------------------------------
     cause to be done all things necessary to preserve and keep in full force and effect its partnership existence, rights and franchises and to preserve and keep in full force and effect the partnership or corporate existence of its general partner. The Guarantor will continue to be a special purpose holding company and will not have any significant liabilities (other than liabilities arising under the Recapitalization Documents, the Discount Notes, the Discount Notes Indenture or Indebtedness permitted under (S)9.1 hereof), own any significant assets (other than its partnership interests in the Company and its ownership of any other Subsidiaries) or be engaged in any other significant activity or business. The Guarantor will continue to own ninety-nine percent (99%) of the Company at all times.

          8.5   Taxes. The Guarantor will duly pay and discharge, or cause to be
                -----
     paid and discharged, before the same shall become delinquent, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim
                   --------
     need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Guarantor shall have set aside on its books adequate reserves, to the extent required by generally accepted accounting principles, with respect thereto; and provided further that the Guarantor will pay all such taxes, assessments,
     -------- -------
     charges, levies or claims
     forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

          8.6.  Inspection of Properties and Books, etc. The Guarantor shall
                ---------------------------------------
     permit the Banks, through the Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Guarantor, to examine the books of account of the Guarantor(and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Guarantor with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Agent or any Bank may reasonably request; provided, that, for all Stopping
                                               --------
     Centers, at any time prior to a Default or an Event of Default, the Agent or such Bank shall give the Borrower prior written notice of such inspection, the inspection shall occur during daytime business hours, and the Agent or such Bank shall be accompanied by a designated officer or director of the Borrower (so long as the Borrower makes such designated officer or director available at such time).

          8.7.  Compliance with Laws, Contracts, Licenses, and Permits. The
                ------------------------------------------------------
     Guarantor will comply in all material respects with (a) the applicable laws and regulations wherever its business is conducted, (b) the provisions of its partnership certificate, partnership agreement, charter documents and by-laws, (c) all material agreements and instruments by which it or any of its properties may be bound except as would not reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Guarantor, the Company and the Subsidiaries of the Company, considered as a whole, and (d) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Guarantor may fulfill any of its obligations hereunder or under any of the other Loan Documents to which the Guarantor is a party, the Guarantor will immediately take or cause to be taken all reasonable steps within the power of the Guarantor to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Banks with evidence thereof.

     9.  Negative Covenants. The Guarantor covenants and agrees that, so long as
         ------------------
any Loan, Unpaid Reimbursement Obligation, Letter of Credit is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligations to issue, extend or renew any Letters of Credit:

          9.1.  Restrictions on Indebtedness. The Guarantor will not create,
                ----------------------------
     incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                 (a) Indebtedness to the Banks and the Agent arising under any of the Loan Documents;

               (b) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of (S)8.5;

               (c) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Guarantor shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

               (d) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

               (e)  Indebtedness evidenced by the Discount Notes;

               (f) Indebtedness existing on the date hereof and listed and described on Schedule 9.1 hereto; and
                       -------- ---

               (g) Indebtedness described under the definition of "Permitted Indebtedness" contained in the Discount Notes Indenture, as in effect on the Closing Date.

          9.2.  Restrictions on Liens. The Guarantor will not create or incur or
                ---------------------
     suffer to be created or incurred or to exist any Lien; provided that the Guarantor may create or incur or suffer to be created or incurred or to exist:

               (a) Liens on properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by (S)9.1(c);

               (b)  Liens existing on the date hereof and listed on Schedule 9.2
                                                                    -------- ---
          hereto;

               (c) Liens in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents; and

               (d) Liens described under subclauses (a) through (g), and (i) through (k) of the definition of "Permitted Liens" contained in the Discount Notes Indenture, as in effect on the Closing Date.

          9.3. Distributions. The Guarantor will not make any Distributions
               -------------
     other than those Distributions permitted under Section 4.8 of the Discount Notes Indenture, as in effect on the Closing Date:

          9.4. Transactions with Affiliates. The Guarantor will not engage in
               ----------------------------
     transactions with its Affiliates except for transactions with Affiliates permitted under each of (a) the provisions of Section 4.10 of the Discount

     Note Indenture, as in effect on the Closing Date and (b) the provisions of
     Section 10.8 of the Credit Agreement.

          9.5.  Inconsistent Agreements. The Guarantor will not enter into any
                -----------------------
     agreement containing any provision which would be violated or breached by the performance by the Guarantor of its obligations hereunder or under any of the Loan Documents.

     10.  Further Assurances. The Guarantor agrees that it will from time to
          ------------------
time, at the request of the Agent, do all such things and execute all such documents as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Banks and the Agent hereunder. The Guarantor acknowledges and confirms that the Guarantor itself has established its own adequate means of obtaining from the Company on a continuing basis all information desired by the Guarantor concerning the financial condition of the Company and that the Guarantor will look to the Company and not to the Agent or any Bank in order for the Guarantor to keep adequately informed of changes in the Company's financial condition.

     11.  Termination; Reinstatement. This Guaranty shall remain in full force
          --------------------------
and effect until the irrevocable payment in full in cash and performance of all of the Obligations and the termination of all of the Commitments of the Banks and the Agent. To the fullest extent permitted under applicable law, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Company, or otherwise, all as though such payment had not been made or value received.

     12.  Successors and Assigns. This Guaranty shall be binding upon the
          ----------------------
Guarantor, its successors and assigns, and shall inure to the benefit of the Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Bank may assign or otherwise transfer the Credit Agreement, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Bank herein, all in accordance with (S)21 of the Credit Agreement. The Guarantor may not assign any of its obligations hereunder.

     13.  Amendments and Waivers. No amendment or waiver of any provision of
          ----------------------
this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Agent with the consent of the Majority Banks. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     14.  Notices. All notices and other communications called for hereunder
          -------
shall be made in writing and, unless otherwise specifically provided herein, shall be in writing and shall be delivered by hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, telex or facsimile and confirmed by delivery via courier or postal service, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Agent, at the address for notices to the Agent set forth in (S)22 of the Credit Agreement, or at such address as either party may designate in writing to the other. Any such notice or demand shall be deemed to have been duly made or given and to have become effective (a) if delivered by hand, overnight courier, telegraph, telecopy, telex or facsimile to a responsible officer of the party to which it is directed, at the time of receipt thereof by such officer or the receipt of such telegraph, telecopy telex or facsimile and (b) if sent by registered or certified first class mail, postage prepaid, on the third Business Day following the mailing thereof; provided, however, that telexed, telecopied
                                   --------  -------
or facsimile notices received by any party after its normal business hours (or on a day other than a Business Day) shall be effective on the next Business Day.

     15.  Governing Law; Consent to Jurisdiction. THE GUARANTY IS A CONTRACT
          --------------------------------------
UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified by reference in (S)14. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     16.  Waiver of Jury Trial. EACH OF THE BANKS AND THE GUARANTOR HEREBY
          --------------------
WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Guarantor hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Guarantor (a) certifies that no representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or such Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the

Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained herein.

     17.  Miscellaneous. This Guaranty constitutes the entire agreement of the
          -------------
Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.


                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                             PETRO STOPPING CENTERS
                                             HOLDINGS, L.P.

                                             By:_________________________
                                                 Name:
                                                 Title:

                                             Address:

                                             ____________________________

                                             ____________________________

                                             ____________________________

                              ____________________________

                              Fax No.: ___________________